Exhibit 10.1

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (“Agreement”) is made as of the 15th day of June, 2005 by and among Rainmaker Systems, Inc., a Delaware corporation (the “Company”), and the Investors set forth on the signature pages affixed hereto (each an “Investor” and collectively the “Investors”).

Recitals

A. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D (“Regulation D”), as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended; and

B. The Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, (i) an aggregate of 6,702,222 shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), and (ii) warrants to purchase an aggregate of 1,005,333 shares of Common Stock in the form attached hereto as Exhibit A (the “Warrants”); and

C. Contemporaneous with the sale of the Common Stock and Warrants, the parties hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and applicable state securities laws.

In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

“Action” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such Person.

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“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Common Stock” means the common stock, par value $0.001 per share, of the Company, and any securities into which the Common Stock may be reclassified.

“Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, financial condition or business of the Company and its Subsidiaries taken as a whole, or (ii) the ability of the Company to perform its obligations under the Transaction Documents.

“Nasdaq” means The Nasdaq Stock Market, Inc.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Purchase Price” means two million six hundred ninety-six thousand dollars ($2,696,000), calculated based on the following: (i) the Investors that are either officers and/or directors of the Company purchasing 302,222 Shares, multiplied by $0.45 (the closing bid price on the last full trading day before signing); and (ii) the balance of the Investors purchasing 6,400,000 Shares, multiplied by $0.40.

“Registration Statement” has the meaning ascribed to such term in the Registration Rights Agreement.

“SEC Reports” has the meaning set forth in Section 4.5.

“Securities” means the Shares, the Warrants and the Warrant Shares.

“Shares” means the shares of Common Stock being purchased by the Investors hereunder.

“Subsidiary” means, as to any party, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such party.

“Transaction Documents” means this Agreement, the Warrants and the Registration Rights Agreement.

“Warrant Shares” means the shares of Common Stock issuable upon the exercise of the Warrants.

“1933 Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

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“1934 Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

2. Purchase and Sale of the Shares and Warrants. Upon the terms and subject to the conditions of this Agreement, on the Closing Date, each of the Investors shall severally, and not jointly, purchase, and the Company shall sell and issue to the Investors, the Shares and Warrants in the respective amounts set forth opposite the Investors’ names on the signature pages attached hereto in exchange for the Purchase Price as specified in Section 3 below.

3. Closing. The purchase and sale of the Shares and Warrants shall take place at the office of White & Case, LLP, San Francisco, California, at 10:00 a.m. on the date hereof (the “Closing Date”). The Company shall cause to be delivered to each Investor a certificate or certificates, registered in such name or names as each Investor may designate, representing the Shares and Warrants being purchased hereby against payment by wire transfer in same day funds sent to the account of the Company as instructed in writing by the Company, in an amount representing such Investor’s pro rata portion of the Purchase Price as set forth on the signature pages to this Agreement (the “Closing”).

4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors that, except as set forth in the schedules delivered herewith (collectively, the “Disclosure Schedules”):

4.1 Subsidiaries. The Company has no direct or indirect subsidiaries other than as specified in Schedule 4.1. Except as disclosed in Schedule 4.1, the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

4.2 Organization and Qualification. The Company and each Subsidiary are duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and each Subsidiary are duly qualified to conduct its respective businesses and are in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

4.3 Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions

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contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company or its stockholders in connection therewith. The Transaction Documents have been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable against it in accordance with its respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies (the “Enforceability Exceptions”). The Shares and Warrants have been duly authorized by all necessary corporate action and the Shares are validly issued and outstanding, fully paid and nonassessable, and upon the Closing each Investor, as the new record owner of such shares, shall be entitled to all rights accorded to a holder of the Company’s common stock. Upon the due exercise of the Warrants, the Warrant Shares will be validly issued and outstanding, fully paid and nonassessable. The Company has reserved a sufficient number of shares of Common Stock for issuance upon the exercise of the Warrants, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Investors.

4.4 No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby (including the sale of the Shares and Warrants hereunder) do not and will not (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority, or the bylaws and rules of the Nasdaq Smallcap Market to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

4.5 No Consents. No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the consummation by the Company of the transactions on its part contemplated by the Transaction Documents, except (i) the filing with the Securities and Exchange Commission (the “Commission”) of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) the filing of an Additional Listing Application with Nasdaq and (iii) those that have been made or obtained prior to the date of this Agreement.

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4.6 SEC Reports. The Company has filed all reports required to be filed by it under the 1934 Act, including pursuant to Section 13(a) or 15(d) thereof, or the rules and regulations thereunder, for the two years preceding the date hereof (the foregoing materials and any materials incorporated therein by reference being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing or waiver thereof and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the 1933 Act and the 1934 Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.7 Financial Statements. The financial statements filed with the Commission as a part of the SEC Reports present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified therein, subject, in the case of interim financial statements, to the normal year-end adjustments which are not expected to be material in amount. Such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and in effect as of the date of the applicable financial statements and supporting schedules, as applicable, applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto, and comply in all material respects with the 1933 Act, the 1934 Act and the applicable rules and regulations of the Commission thereunder.

4.8 Listing. The Common Stock is listed on the Nasdaq Smallcap Market. Except as specified in the SEC Reports, the Company has not, in the two years preceding the date hereof, received notice from Nasdaq to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. Except as disclosed in the SEC Reports, the Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the Trading Market on which the Common Stock is currently listed or quoted.

4.9 Investment Company. The Company is not, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

4.10 Form S-3 Eligibility. The Company is eligible to register the resale of the Registrable Securities (as defined in the Registration Rights Agreement) acquired by the Investors under Form S-3 promulgated under the 1933 Act.

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4.11 Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with the applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

4.12 Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company, and all shares of Common Stock reserved for issuance under the Company’s various option and incentive plans, is specified in the SEC Reports and on Schedule 4.12. Except as specified in the SEC Reports and on Schedule 4.12, no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as specified in the SEC Reports and on Schedule 4.12, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of capital stock of the Company, or contracts by which the Company or any Subsidiary is or may become bound to issue additional shares of capital stock of the Company, or securities or rights convertible or exchangeable into shares of capital stock of the Company. The issue and sale of the Securities will not, immediately or with the passage of time, obligate the Company to issue shares of capital stock of the Company or other securities to any Person (other than the Investors under the Transaction Documents) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

4.13 Press Releases. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement do not individually or taken as a whole contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.

4.14 Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could

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reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities (not to exceed $100,000) not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities, except pursuant to existing Company stock option plans and consistent with past practice. The Company does not have pending before the Commission any request for confidential treatment of information.

4.15 Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) except as specifically disclosed in the SEC Reports, could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, except as specifically disclosed in the SEC Reports. There has not been, and to the knowledge of the Company, there is not pending any investigation by the Commission involving the Company or any current or former director or officer of the Company (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the 1934 Act or the 1933 Act.

4.16 Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

4.17 Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such permits.

4.18 Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the

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Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance, except as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

4.19 Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. Except as set forth in the SEC Reports, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

4.20 Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. The Company has no reason to believe that it will not be able to renew its and the Subsidiaries’ existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on terms consistent with market for the Company’s and such Subsidiaries’ respective lines of business.

4.21 Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

4.22 Certain Fees. Except as described in Schedule 4.22, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Investors shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by an Investor pursuant to written agreements executed by such Investor which fees or commissions shall be the sole responsibility of such Investor) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

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4.23 Certain Registration Matters. Assuming the accuracy of the Investors’ representations and warranties set forth in Article 5, no registration under the 1933 Act is required for the offer and sale of the Shares, Warrants and Warrant Shares by the Company to the Investors under the Transaction Documents. Except as specified in Schedule 4.23, the Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied or exercised.

4.24 No Additional Agreements. The Company does not have any agreement or understanding with any Investor with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

4.25 Disclosure. The Company confirms that neither it nor any Person acting on its behalf has provided any Investor or its respective agents or counsel with any information that the Company believes constitutes material, non-public information except insofar as the existence and terms of the proposed transactions hereunder may constitute such information and which shall be publicly disclosed pursuant to Section 8.11 hereof. The Company understands and confirms that the Investors will rely on the foregoing representations and covenants in effecting transactions in securities of the Company.

5. Representations and Warranties of the Investors. Each of the Investors hereby severally, and not jointly, represents and warrants to the Company that:

5.1 Organization. If an entity, Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or other power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder.

5.2 Authorization; Enforcement. Such Investor has the requisite power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder. The execution, delivery and performance by such Investor of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary action on the part of the Investor. The Transaction Documents have been duly executed by such Investor, and constitutes the valid and legally binding obligation of the Investor, enforceable against it in accordance with its terms, except for the Enforceability Exceptions.

5.3 Investment Intent. Such Investor understands that the Securities are “restricted securities” and have not been registered under the 1933 Act or any applicable state securities law. Such Investor is acquiring the Securities as principal for

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its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement, agreement, or understanding (directly or indirectly) with any other Persons regarding the distribution of any such Securities (provided, however, that this representation and warranty shall not be in any way a limit on such Investor’s right to sell the Securities pursuant to any registration statement or otherwise in compliance with applicable federal and state securities laws).

5.4 Investor Status. At the time the Investor was offered the Shares and Warrants, it was, and at the date hereof it is, an Accredited Investor or a Qualified Institutional Buyer, as defined in Rule 501(a) of Regulation D under the 1933 Act. Such Investor is acquiring the Shares and Warrants hereunder in the ordinary course of its business. Such Investor is not a registered broker-dealer or an entity engaged in the business of being a broker-dealer under Section 15 of the 1934 Act.

5.5 Experience of Such Investor. Such Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares and Warrants, and has evaluated the merits and risks of such investment. Such Investor is able to bear the economic risk of an investment in the Shares and Warrants and is able to afford a complete loss of such investment.

5.6 No General Solicitation. Such Investor is not purchasing the Shares or the Warrants as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or through any other general solicitation or general advertisement.

5.7 Access to Information. Such Investor acknowledges that it has reviewed the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and Warrants and the merits and risks of investing in the Shares and Warrants; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor’s right to rely on the truth, accuracy and completeness of the SEC Reports and the Company’s representations and warranties contained in the Transaction Documents. Such Investor understands that it is not relying on any representation of any kind made by the Company regarding the Company, the Securities or any other matter other than as set forth herein.

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5.8 Limited Ownership. The purchase by such Investor of the Shares and Warrants issuable to it at the Closing will not result in such Investor (individually or together with other Person with whom such Investor has identified, or will have identified, itself as part of a “group” in a public filing made with the Commission involving the Company’s securities) acquiring, or obtaining the right to acquire, in excess of 19.999% of the Company’s common stock or the voting power of the Company on a post transaction basis that assumes that the Closing shall have occurred. Such Investor does not presently intend to, alone or together with others, make a public filing with the Commission to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of the Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 19.999% of the Company’s common stock or the voting power of the Company on a post transaction basis that assumes that the Closing shall have occurred. The Investor is not an officer, director, or to its knowledge an Affiliate of the Company.

5.9 Independent Investment Decision. Such Investor has independently evaluated the merits of its decision to purchase the Shares and Warrants pursuant to the Transaction Documents, such decision has been independently made by such Investor and such Investor confirms that it has only relied on the advice of its own business and/or legal counsel and not on the advice of any other Investor’s business and/or legal counsel in making such decision.

5.10 Certain Trading Activities. Such Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, engaged in any transactions in the securities of the Company (including, without limitations, any short sales involving the Company’s securities) since the earlier to occur of (1) the time that such Investor was first contacted by the Company regarding an investment in the Company and (2) the 30th day prior to the date of this Agreement. Such Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any short sales involving the Company’s securities prior to the date of initial public disclosure, as set forth in Section 8.11, of the transactions contemplated hereby.

6. Conditions to Closing.

6.1 Conditions to the Investors’ Obligations. The obligation of each Investor to purchase the Shares and the Warrants at the Closing is subject to the fulfillment to such Investor’s satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by such Investor:

(a) The representations and warranties made by the Company in Section 4 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 4 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the

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extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

(b) The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.

(c) The Company shall have executed and delivered the Registration Rights Agreement.

(d) No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

(e) The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a), (b), (d) and (h) of this Section 6.1.

(f) The Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, certifying the current versions of the Certificate of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of Persons signing the Transaction Documents and related documents on behalf of the Company.

(g) The Investors shall have received an opinion from White & Case LLP, the Company’s counsel, dated as of the Closing Date, in form and substance reasonably acceptable to the Investors to substantially the effect set forth in Exhibit C.

(h) No stop order or suspension of trading shall have been imposed by Nasdaq, the Commission or any other governmental regulatory body with respect to public trading in the Common Stock.

(i) The Purchase Price shall be at least $2,650,000.

6.2 Conditions to Obligations of the Company. The Company’s obligation to sell and issue the Shares and the Warrants to each Investor at the Closing is

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subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a) The representations and warranties made by each Investor in Section 5 hereof, (the “Investment Representations”), shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investment Representations shall be true and correct in all respects when made, and shall be true and correct in all respects on the Closing Date with the same force and effect as if they had been made on and as of said date. Each Investor shall have performed in all material respects all obligations and conditions herein required to be performed or observed by them on or prior to the Closing Date.

(b) Each Investor shall have executed and delivered the Registration Rights Agreement.

(c) Each Investor shall have delivered the Purchase Price to the Company.

7. Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of an investor or in connection with a pledge as contemplated in Section 7(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the 1933 Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of an investor under this Agreement and the Registration Rights Agreement.

(b) (i)The Investors understand that so long as is required by this Section 7(b), a legend shall be placed on the Securities in the following form:

These securities have not been registered with the Securities and Exchange Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act of 1933, as amended, and, accordingly, may not be offered or sold except pursuant to an effective registration statement under the Securities Act or pursuant to any available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in accordance with applicable state securities laws as evidenced by a legal opinion of counsel to the transferor to such effect, the substance of which shall be reasonably acceptable to the

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Company. These securities may be pledged in connection with a bona fide margin account with a registered broker-dealer or other loan with a financial institution that is an accredited investor or qualified institutional buyer as defined under the Securities Act.

(ii) The Company acknowledges and agrees that an investor may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an Accredited Investor or Qualified Institutional Buyer as defined under the 1933 Act and, if required under the terms of such arrangement, such Investor may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledge, secured party or pledgor shall be required in connection therewith. At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities.

(c) Certificates evidencing the Securities shall not contain any legend (including the legend set forth in Section 7(b)): (i) following a sale or transfer of such Securities pursuant to an effective registration statement (including the Registration Statement), or (ii) following a sale or transfer of such Securities pursuant to Rule 144 (assuming the transferor is not an Affiliate of the Company), or (iii) while such Securities are eligible for sale under Rule 144(k). The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Notwithstanding anything to the Agreement to the contrary, after a Registration Statement is declared effective, in the event any Investor requests the Company to remove the legend set forth in Section 7(b), the Company shall cause its transfer agent to so remove the legend.

8. Miscellaneous.

8.1 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Investors, as applicable, provided, however, that an Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate or to a third party acquiring some or all of its Securities in a transaction complying with applicable securities laws without the prior written consent of the Company or the other Investors, after notice duly given by such Investor to the Company, provided, that no such assignment or obligation shall affect the obligations of such Investor hereunder. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

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8.2 Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

8.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or facsimile, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, and (iii) if given by mail (whether overnight courier or US mail), then such notice shall be deemed given upon receipt of confirmation of delivery. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

If to the Company:

Rainmaker Systems, Inc.

1800 Green Hills Road

Scotts Valley, California 95066

Attention: Steve Valenzuela

Fax: (831) 430-9705

With a copy to:

White & Case LLP

Three Embarcadero Center

22nd Floor

San Francisco, CA 94111

Attention: Kevin B. Fisher, Esq.

Fax: (415) 544-0202

If to the Investors:

to the addresses set forth on the signature pages hereto.

8.5 Expenses. The parties hereto shall pay their own costs and expenses in connection herewith. In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Transaction Documents, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys’ fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

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8.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and all the Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such Securities, and the Company.

8.7 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

8.8 Entire Agreement. This Agreement, including the Exhibits and the Disclosure Schedules, and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

8.9 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

8.10 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

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8.11 Securities Laws Disclosure; Publicity. By 9:30 a.m. (New York time) on the trading day following the Closing Date, the Company shall issue press releases in a form reasonably approved by the Investors disclosing the transactions contemplated hereby. On the trading day following the Closing Date the Company will file a Current Report on Form 8-K disclosing the material terms of the Transaction Documents (and attach as exhibits thereto the Transaction Documents). In addition, the Company will make such other filings and notices in the manner and time required by the Commission and Nasdaq. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the 1933 Act) or any regulatory agency or Nasdaq, without the prior written consent of such Investor, except to the extent such disclosure is required by law or Nasdaq regulations.

8.12 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

[signature pages follows]

17

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:	RAINMAKER SYSTEMS, INC.

By:
Name:
Title:

[Counter-part signature pages of Investors follow]

Signature Page 1 to Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

Investor:
RAWLEIGH RALLS

Aggregate Purchase Price: $500,000

Number of Shares: 1,250,000

Number of Warrants: 187,500

Address for Notice:

with a copy to:

Signature Page 2 to Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

Investor:	CRL MANAGEMENT LLC

By:
Name:
Title:

Aggregate Purchase Price: $80,000

Number of Shares: 200,000

Number of Warrants: 30,000

Address for Notice:

with a copy to:

Signature Page 3 to Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

Investor:	SANDOR CAPITAL MASTER FUND LP

By:
Name:
Title:

Aggregate Purchase Price: $300,000

Number of Shares: 750,000

Number of Warrants: 112,500

Address for Notice:

with a copy to:

Signature Page 4 to Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

Investor:	DIKER VALUE TECH FUND LP

	By:	Diker Management LLC

By:
Name:
		Title:	Managing Member

Aggregate Purchase Price: $213,200

Number of Shares: 533,000

Number of Warrants: 79,950

Address for Notice:

with a copy to:

Signature Page 5 to Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

Investor:	DIKER VALUE TECH QP FUND, LP

	By:	Diker Management LLC

By:
Name:
		Title:	Managing Member

Aggregate Purchase Price: $261,080

Number of Shares: 652,700

Number of Warrants: 97,905

Address for Notice:

with a copy to:

Signature Page 6 to Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

Investor:	CENTRAL NATIONAL GOTTESMAN INC.

By:
Name:
Title:

Aggregate Purchase Price: $25,720

Number of Shares: 64,300

Number of Warrants: 9,645

Address for Notice:

with a copy to:

Signature Page 7 to Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

Investor:	SF CAPITAL PARTNERS LTD.

By:
	Name:	Brian H. Davidson
	Title:	Authorized Signatory

Aggregate Purchase Price: $1,000,000

Number of Shares: 2,500,000

Number of Warrants: 375,000

Address for Notice:

with a copy to:

Signature Page 8 to Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

Investor:
JEFFREY W. WATERS

Aggregate Purchase Price: $80,000

Number of Shares: 200,000

Number of Warrants: 30,000

Address for Notice:

with a copy to:

Signature Page 9 to Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

Investor:	SARGON CAPITAL LLC

By:
	Name:	Raahim Don
	Title:	Managing Member

Aggregate Purchase Price: $50,000

Number of Shares: 125,000

Number of Warrants: 18,750

Address for Notice:

with a copy to:

Signature Page 10 to Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

Investor:	SARGON CAPITAL INTERNATIONAL FUND LTD.

By:
	Name:	Raahim Don
	Title:	Partner

Aggregate Purchase Price: $50,000

Number of Shares: 125,000

Number of Warrants: 18,750

Address for Notice:

with a copy to:

Signature Page 11 to Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

Investor:
MICHAEL SILTON

Aggregate Purchase Price: $30,000

Number of Shares: 66,667

Number of Warrants: 10,000

Address for Notice:

with a copy to:

Signature Page 12 to Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

Investor:
JOHN HOUTSMA

Aggregate Purchase Price: $5,000

Number of Shares: 11,111

Number of Warrants: 1,667

Address for Notice:

with a copy to:

Signature Page 13 to Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

Investor:
EDWIN OKAMURA

Aggregate Purchase Price: $10,000

Number of Shares: 22,222

Number of Warrants: 3,333

Address for Notice:

with a copy to:

Signature Page 14 to Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

Investor:
STEVE VALENZUELA

Aggregate Purchase Price: $10,000

Number of Shares: 22,222

Number of Warrants: 3,333

Address for Notice:

with a copy to:

Signature Page 15 to Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

Investor:
CLINTON J. HAUPTMEIER

Aggregate Purchase Price: $1,000

Number of Shares: 2,222

Number of Warrants: 333

Address for Notice:

with a copy to:

Signature Page 16 to Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

Investor:
LARRY SCHORK

Aggregate Purchase Price: $5,000

Number of Shares: 11,111

Number of Warrants: 1,667

Address for Notice:

with a copy to:

Signature Page 17 to Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

Investor:
ALOK MOHAN

Aggregate Purchase Price: $20,000

Number of Shares: 44,444

Number of Warrants: 6,667

Address for Notice:

with a copy to:

Signature Page 18 to Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

Investor:
MITCHELL LEVY

Aggregate Purchase Price: $5,000

Number of Shares: 11,111

Number of Warrants: 1,667

Address for Notice:

with a copy to:

Signature Page 19 to Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

Investor:
ROBERT LEFF

Aggregate Purchase Price: $20,000

Number of Shares: 44,444

Number of Warrants: 6,667

Address for Notice:

with a copy to:

Signature Page 20 to Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

Investor:
BRADFORD PEPPARD

Aggregate Purchase Price: $20,000

Number of Shares: 44,444

Number of Warrants: 6,667

Address for Notice:

with a copy to:

Signature Page 21 to Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

Investor:
ROBERT LANGER

Aggregate Purchase Price: $10,000

Number of Shares: 22,222

Number of Warrants: 3,333

Address for Notice:

with a copy to:

Signature Page 22 to Stock Purchase Agreement